HIGHLAND FUNDS I

Supplement dated April 13, 2017 to the Summary Prospectus for

Highland Opportunistic Credit Fund

and the Highland Funds I Prospectus and Statement of Additional Information,

each dated October 31, 2016, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Opportunistic Credit Fund, a series of Highland Funds I (the “Trust”), each dated and supplemented as noted above.

In October 2016, the Trust’s Board of Trustees approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) to reorganize Highland Opportunistic Credit Fund (the “Selling Fund”) into NexPoint Opportunistic Credit Fund (the “Buying Fund”) (the “Reorganization”). Shareholders of the Selling Fund approved the Agreement and Plan at a special meeting on February 7, 2017. After further consideration, in light of changes in circumstances and at the recommendation of the investment advisers to the Buying Fund and Selling Fund, the Trust’s Board of Trustees has determined that the termination of the Agreement and Plan, pursuant to which the Selling Fund would have been reorganized into the Buying Fund, is in the best interests of the shareholders of both funds. Accordingly, the Reorganization will no longer occur. The costs of the Reorganization and the termination of the Reorganization will be borne by the investment advisers to the Buying Fund and Selling Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFI-SUP-4/13/17